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                                                                   Exhibit 10.19


                               INTERCREDITOR AGREEMENT
                               -----------------------

     THIS INTERCREDITOR AGREEMENT (this "Agreement") is entered into as of October 16, 1997, by and among THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), SEAFLA, INC., an Ohio corporation ("Seafla; collectively with Chase, the "Lenders"), and TECHNOLOGY FLAVORS & FRAGRANCES, INC., a Delaware corporation (the "Borrower").

PRELIMINARY STATEMENTS

     A. Borrower and Chase have entered into that certain Credit Agreement dated as of the date hereof (the "Credit Agreement"), pursuant to which Chase has agreed, subject to the terms and conditions set forth in the Credit Agreement, to extend credit to Borrower from time to time (the "Senior Loans").

     B. The Chase Loans are to be evidenced by various promissory notes (the "Senior Notes"), secured, INTER ALIA, by a first lien and security interest in all existing and after-acquired personal property of Borrower (the "Collateral").

     C. Seafla is the holder of a certain amended and restated note (the "Seafla Note") dated as of December 6, 1995, issued to it by Borrower in the principal amount of $888,019 Repayment of the Seafla Note is secured by a lien and security interest in certain items of the Collateral described on Schedule A hereto (the "Seafla Collateral").

     D. One of the conditions precedent to the making by Chase of the Senior Loans is the execution by the parties hereto of this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Definitions.
When used herein, the following terms shall have the following meanings (such meanings to be applicable equally both to the singular and plural terms defined):

     ACQUISITION INSTRUMENTS: The Asset Purchase Agreement dated December 6, 1995 between Borrower and Seafla, the Seafla Note and all other instruments and documents executed and delivered by Seafla and/or Borrower relating thereto.

     BUSINESS DAY: Any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required to remain closed to the general public.



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     ENFORCEMENT ACTION:  The taking by Chase of any foreclosure (whether judicial or nonjudicial) or other similar action under the UCC or applicable law seeking to realize upon the Collateral.

     NOTE:  Any of the Chase Notes or the Seafla Note.

     OBLIGATIONS:  Collectively, the Subordinated Debt and the Senior Debt.

     PROCEEDING: Any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors, or any other proceeding for the liquidation, dissolution or other winding up of Borrower or of all or any portion of the property of Borrower.

     SECOND LIEN ENFORCEMENT ACTION: The taking by Seafla of any foreclosure (whether judicial or nonjudicial) or other similar action under the UCC or applicable law seeking to realize upon the Seafla Collateral.

     SENIOR DEBT: The obligations owed by Borrower to Chase pursuant to the Senior Instruments.

     SENIOR DEFAULT: A Default or Event of Default pursuant to any of the Senior Instruments.

     SENIOR DEFAULT NOTICE: A written notice from Chase to Seafla and Borrower pursuant to which such Senior Lender notifies such persons of the existence of one or more Senior Defaults.

     SENIOR INSTRUMENTS: The Credit Agreement, the Senior Notes and all other instruments and documents executed and delivered by Borrower and/or Chase in connection with the consummation of the transactions contemplated by the Credit Agreement, together with any other agreement or instrument now or hereafter arising and executed by the Borrower in favor of Chase.

     SENIOR WAIVER NOTICE: A written notice from Chase to Seafla that the Senior Defaults described in a Senior Default Notice have been waived.

     SENIOR SECURITY INTEREST:  The lien of Chase in the Collateral.

     SUBORDINATED DEBT: All indebtedness owed by Borrower to Seafla pursuant to the Acquisition Instruments.

     SUBORDINATED SECURITY INTERESTS: The second lien of Seafla in the Seafla Collateral.

     2.   SUBORDINATION; INSOLVENCY; PRIORITY OF LIENS; DESCRIPTION OF
COLLATERAL.

          (a) SUBORDINATION. The payment of any Subordinated Debt hereby expressly is subordinated to the prior payment of the Senior Debt and the Subordinated Security


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     Interests hereby expressly are subordinated to the Senior Security
     Interests to the fullest extent permitted by law.

     (b)  INSOLVENCY, ETC.  In the event of any Proceeding:

               (i) all Senior Debt first shall be paid in full in cash before any payment or distribution shall be made in respect of the Subordinated Debt;

               (ii) any payment or distribution which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Subordinated Debt, shall be paid or delivered directly to Chase until all Senior Debt shall have been paid in full in cash, and Seafla irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries. Seafla also irrevocably authorizes and empowers Chase to demand, sue for, collect and receive every such payment or distribution described herein; and

               (iii) Seafla agrees to execute and deliver to Chase or its representative all such further instruments confirming the authorization referred to in clause (ii), and agrees to take all such other actions as Chase reasonably may request in order to enable Chase to enforce all claims upon or in respect of the Subordinated Debt. In no event shall Chase be liable to Seafla for any failure to prove the Subordinated Debt, to exercise any right with respect thereto, or to collect any sums payable thereon.

          (c) PRIORITY. Notwithstanding the date, manner, or order of perfection or attachment of the security interests, mortgages and liens granted by Borrower to Chase and to Seafla, and notwithstanding the usual application of the priority provisions of the UCC or any other applicable law or judicial decision, or whether either Lender holds possession of all or any part of the Collateral, Chase shall have a first and prior security interest in and lien on the Collateral and Seafla shall have a second and subordinate security interest in the Seafla Collateral only. Seafla, nevertheless, agrees to make such filings and recordings in the public records to evidence the subordinations and priorities made herein as Chase may reasonably request.

          (d) TERMINATION, RESCISSION OR MODIFICATIONS. The subordinations, agreements and priorities set forth in this Agreement shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate or reform, by liquidation or otherwise, its respective agreements with Borrower.


     3.   PROCEEDS OF COLLATERAL.

     Seafla shall not be entitled to receive and retain any item of Collateral or proceeds thereof, including the proceeds of insurance relating thereto, until all of the Obligations of Borrower to Chase are paid in full in cash and performed in full. Any item of Collateral or proceeds thereof which comes into the possession of Seafla or its agent shall be held in trust by


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Seafla for Chase, promptly delivered in the form received by Seafla to Chase
(with any endorsement necessary to make Chase a holder or a pledgee) and shall be applied by Chase to the Obligations of Borrower to Chase pursuant to the Senior Instruments. In the event of the failure of Seafla to make any endorsement as provided in the preceding sentence, Chase is hereby irrevocably constituted and appointed attorney-in-fact for Seafla with full power to make any such endorsement and with full power of substitution. The power of attorney granted herein shall be deemed to be coupled with an interest. If the Obligations of Borrower owing to Chase are paid in full in cash and performed in full, Chase shall deliver (unless otherwise restricted by law and subject in all events to the receipt of an indemnification of all liabilities arising from such delivery) or surrender possession to Seafla, without recourse or warranty, any Seafla Collateral or proceeds thereof then in possession of Chase.

     4.   PAYMENTS ON SUBORDINATED DEBT.

     Until the Senior Debt is paid in full in cash, there shall be no payment made or accepted with respect to the Subordinated Debt Payment which constitutes a prepayment of the Subordinated Debt. As long as Borrower has not received a Senior Default Notice, Borrower may pay, and as long as Seafla has not received a Senior Default Notice, Seafla may demand or receive from Borrower, annual interest and principal payments in accordance with the terms of the Seafla Note; provided, however, that simultaneously with any such payment, Borrower shall deliver to Chase a certificate from the Chief Financial Officer of Borrower stating that no Senior Default exists as of the date of such payment or will be created as a result of such payment. Any payment or distribution on the Subordinated Debt in violation of this Section 4 shall be paid or delivered directly to Chase until all Senior Debt shall have been paid in full in cash, and until such payment or delivery to Chase, such payment or distribution shall be held in trust for Chase.

     5.   LEGENDS.

     Seafla, simultaneously with the execution and delivery of this Agreement, shall cause the following legend to be placed on the upper portion of the first page of the Seafla Note:

     This instrument and the obligations evidenced hereby are subordinated, in the manner and to the extent set forth in an Intercreditor Agreement (the "Agreement") dated October 16, 1997 by the maker and payee of this Note and The Chase Manhattan Bank, to certain indebtedness or other obligations (including interest) of the maker of this Note owed to The Chase Manhattan Bank. Each holder of this Note, by its acceptance hereof, (i) shall be bound by the Agreement and (ii) acknowledges that if and to the extent that any conflict exists between the terms of this instrument and the terms of the Agreement, the terms of the Agreement shall govern and control.

Seafla shall deliver to Chase photocopies of the original Seafla Note marked in the manner set forth above.



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     6.   ENFORCEMENT ACTIONS.

          (a) NO SECOND LIEN ENFORCEMENT ACTION. Prior to the payment in full in cash the Senior Debt and notwithstanding anything contained in the applicable Acquisition Instruments to the contrary, Seafla shall not take any Second Lien Enforcement Action without the prior written consent of Chase.

          (b) REMEDIES. In the event of the commencement of foreclosure, liquidation or similar action by Chase with respect to the Collateral, Seafla agrees to cooperate with Chase in the exercise of its remedies, including, without limitation, rights of entry to premises upon which personal property is located. If Chase shall be in possession of any Seafla Collateral after Borrower has satisfied all of its Obligations owing to Chase, Chase shall deliver (unless otherwise restricted by law and subject in all events to the receipt of an indemnification of all liabilities arising from such delivery) or surrender possession of the same to Seafla, without recourse or warranty.

          (c) SEAFLA. Until the Senior Debt is paid in full in cash, Seafla shall not exercise any of the remedies with respect to the Subordinated Debt which may be available to Seafla, either at law or in equity, including but not limited to foreclosure (whether judicial or non-judicial) or other similar action under the UCC or applicable law seeking to realize upon the Seafla Collateral. Upon receipt of a Senior Default Notice, unless and until Seafla shall have received a Senior Waiver Notice, there shall be no payment made on the Subordinated Debt.

     7. AMENDMENTS. So long as any Senior Debt remains unperformed or unpaid, Seafla shall not agree to any amendment, modification or supplement to any of the Acquisition Instruments without the prior written consent of Chase.

     8.   CONTINUED EFFECTIVENESS OF THIS AGREEMENT.

     THE TERMS OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE LENDERS ARISING HEREUNDER SHALL NOT BE AFFECTED, MODIFIED OR IMPAIRED IN ANY MANNER OR TO ANY EXTENT BY: (A) ANY AMENDMENT, MODIFICATION OR TERMINATION OF OR SUPPLEMENT TO ANY OF THE ACQUISITION INSTRUMENTS OR THE SENIOR INSTRUMENTS; (B) THE VALIDITY OR ENFORCEABILITY OF ANY OF THE ACQUISITION INSTRUMENTS OR THE SENIOR INSTRUMENTS; (C) THE RELEASE, SALE, EXCHANGE OR SURRENDER, IN WHOLE OR IN PART, OF ANY ADDITIONAL COLLATERAL TO WHICH EITHER LENDER BECOMES ENTITLED BY VIRTUE OF THE OWNERSHIP BY SUCH LENDER OF SUCH LENDER'S PORTION OF THE COLLATERAL (THE "ADDITIONAL COLLATERAL"); (D) ANY EXERCISE OR NON-EXERCISE OF ANY RIGHT, POWER OR REMEDY UNDER OR IN RESPECT OF ANY OF THE OBLIGATIONS, THE ACQUISITION INSTRUMENTS OR THE SENIOR INSTRUMENTS OR ARISING AT LAW; OR (E) ANY WAIVER, CONSENT, RELEASE, INDULGENCE, EXTENSION, RENEWAL, MODIFICATION, DELAY OR OTHER ACTION, INACTION OR OMISSION IN RESPECT THEREOF OR IN RESPECT OF ANY SUCH ADDITIONAL COLLATERAL, ALL WHETHER OR NOT EITHER OF THE LENDERS SHALL HAVE CONSENTED THERETO.



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

     9.   PROCEEDINGS; WAIVER OF MARSHALLING.

     Seafla may not commence or join with any other creditor in commencing any Proceeding with respect to Borrower, unless the Senior Debt has been paid in full in cash and payment is not subject to avoidance or Chase shall have consented in writing to such action. Seafla waives any rights which it otherwise might have as against Chase to require a marshalling of the assets of Borrower.

     10.  WAIVERS OF CHASE.
          No waiver shall be deemed to be made by Chase of any of its rights hereunder, unless the same shall be in writing signed on behalf of Chase, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Chase in any other respect at any other time.

     11.  MISCELLANEOUS.

          (a) PURPOSE OF AGREEMENT. The provisions of this Agreement are solely for the purpose of defining the relative rights of the Lenders, and nothing herein shall impair as between Borrower and either Lender the obligations of Borrower under the Senior Instruments or the Acquisition Instruments, which are unconditional and absolute, to pay all amounts to the Lenders as and when the same shall become due thereunder and nothing herein shall prevent either Lender from exercising all rights and remedies otherwise permitted by applicable law upon default under the Senior Instruments or the Acquisition Instruments to which such Lender is a party, subject, however, to the provisions of this Agreement.

          (b) SUCCESSORS AND ASSIGNS. This Agreement, without further reference, shall pass to and may be relied on and enforced by any transferee or subsequent holder of any of the Obligations. In the event of any proposed sale, assignment, disposition or other transfer of any of the Obligations (subject, however, to the restrictions contained herein), the transferor thereof, prior to the CONSUMMATION of any such transfer, and as a condition precedent to the rights of any transferee to succeed to such transferor's position, shall cause the transferee thereof to execute and deliver to the other parties to this Agreement an agreement (substantially identical to this Agreement or otherwise in form and substance satisfactory to such parties) providing for the continued effectiveness of all of the rights of such parties arising under this Agreement.

          (c) CONFLICTS. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Senior Instruments or the Acquisition Instruments, the provisions of this Agreement shall govern and be controlling.

          (d) NOTICES. Any notices required or permitted to be given hereunder shall be validly given if set forth in writing and delivered by telecopy, by hand or commercial messenger against receipt or mailed, either by overnight express carrier or by certified



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     mail, postage prepaid, return receipt requested, addressed to the parties hereto at their respective addresses as set forth on the signature page of this Agreement. Any notice hereunder shall be deemed given (i) on the day on which it is delivered by telecopy, by hand or such commercial messenger service, (ii) if sent by overnight express carrier, on the Business Day immediately after the day sent or, (iii) if sent by mail, on the earlier of actual receipt by the recipient or three Business Days after the day deposited in the mails, postage prepaid. Any notice by telecopy shall be followed by delivery on the next Business Day by overnight, express carrier or by hand. Any party hereto may designate any other address to which any notices shall be given by notice duly given hereunder; provided, however, that any such notice of other address shall be deemed to have been given hereunder only when actually received by the party to which addressed.

          (e) AMENDMENT OF AGREEMENT; ENTIRE AGREEMENT; COUNTERPARTS. This Agreement may be amended or modified by written instrument only, signed by each of the parties hereto. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, makes specific reference to this Agreement and is signed by the party against which such waiver is sought to be enforced. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof as of the date hereof, and supersedes all prior agreements, representations and understandings, if any, relating to such subject matter. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be signed in one or more counterparts which, when taken together, shall constitute one and the same document.

          (f) NO FIDUCIARY. The parties hereto agree that Chase is not and shall not be deemed to be a fiduciary for or on behalf of Seafla.

          (g) NO THIRD PARTY BENEFICIARIES. The terms and provisions of this Agreement are for the benefit of only the parties hereto and their respective successors and assigns. No other person shall have any right, benefit, priority, or interest under or because of this Agreement.

          (h) CONTESTING LIENS OR SECURITY INTERESTS. Seafla shall not contest the validity, perfection, priority or enforceability of any lien or security interest granted to Chase.

          (i) JURY TRIAL WAIVER. EACH PARTY HERETO WAIVES THE RIGHT TO A JURY TRIAL IN ANY DISPUTE ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT.

          (j) SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.


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          (k)  CAPTIONS.  The captions in this Agreement are for convenience of reference only and shall neither define nor limit any of the terms or provisions herein.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.



                                   THE CHASE MANHATTAN BANK

                                   By:___________________________________
                                   Title:________________________________

                                   Address:  395 North Service Road
                                             Melville, New York  11747
                                             Attn: Technology Flavors &
                                        Fragrances Account Officer

                                   Telecopy No.: (516) 755-0139


                                   SEAFLA, INC.

                                   By:_____________________________________
                                   Title:__________________________________

                                   Address:________________________________
                                           ________________________________
                                           Attention:______________________

                                   Telecopy No.:___________________________


WITH RESPECT TO ITS AGREEMENTS IN ARTICLE 4:

TECHNOLOGY FLAVORS & FRAGRANCES, INC.

By:___________________________________
Title:________________________________

Address:______________________________
         _____________________________
         _____________________________

Telecopy No.:_________________________






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